Exhibit 10.1

SEPARATION AGREEMENT
AND GENERAL RELEASE OF ALL CLAIMS

This Separation Agreement and General Release of all Claims (“Agreement”) is made by and between Alain J. Castro (“Employee”) on the one hand, and Ener-Core, Inc., a Delaware Corporation (“the Company”), on the other. Collectively, Employee and the Company shall be referred to as “the Parties.”

1.             Termination of Employment. Employee is employed by the Company as its Chief Executive Officer (“CEO”) and is a member of the Board of Directors pursuant to an Executive Employment Agreement dated April 25, 2013, between Employee and Flex Power Generation, Inc., a Delaware Corporation and an Amendment to Executive Employment Agreement dated May 23, 2014, signed by Employee and the Company (collectively, the “Executive Employment Agreement”). The parties acknowledge and agree that the Company is the successor to and has assumed all rights and obligations under those agreements. The parties have agreed that the employment will terminate no later than May 31, 2018, pursuant to the terms and conditions set forth in this Agreement.

2.             Issues. One purpose of this Agreement is to set forth the conditions of Employee’s separation from employment with the Company. Another purpose is to resolve any and all disputes relating to Employee’s employment with the Company and the termination thereof (the “Disputes”). The Parties desire to resolve the above-referenced Disputes and all issues raised by the Disputes without further expenditure of time or the expense of contested litigation. Additionally, the parties desire to resolve any known and unknown claims as fully set forth below. For these reasons, and pursuant to the rights and conditions set forth in paragraph 7(b)(i) of the Executive Employment Agreement, the Parties have entered into this Agreement.

3.             No Admission of Liability. The Company and Employee expressly deny any violation of any federal, state or local statute, ordinance, rule, regulation, policy, order or other law. The Company and Employee also expressly deny any liability to each other. This Agreement is the compromise of disputed claims and nothing contained herein is to be construed as an admission of liability on the part of either of the Parties hereby released, by whom liability is expressly denied. Accordingly, while this Agreement resolves all issues referenced herein, it does not constitute an adjudication or finding on the merits of the allegations in the Disputes and it is not, and shall not be construed as, an admission by either of the Parties of any violation of federal, state or local statute, ordinance, rule, regulation, policy, order or other law, or of any liability alleged in the Disputes.

4.             Notice of Termination. The parties agree to this six-month notice of termination of employment given as of December 1, 2017, with termination effective no later than May 31, 2018, in accordance with the terms of this Agreement. In consideration of the Company’s agreement that Employee will remain employed during the six-month notice period and all other consideration recited in this Agreement, the Parties agree to the notice and severance provided herein in lieu of and fully effective under paragraphs 2, 7(b)(i) and all other provisions of the Executive Employment Agreement.

5.             Consideration By The Company. In consideration of and in return for the promises and covenants undertaken by the Company and Employee herein, and the releases given by each of the Parties herein:

a.            The Employee will continue as CEO and Member of the Board of Directors during the six-month notice period ending May 31, 2018 on the following terms. If a new CEO is hired during the notice period, Employee will continue to be employed as a Special Advisor to the Company for the remainder of the six-month notice period, working on discreet projects at the direction of and in the discretion of the Board of Directors. Employee may spend reasonable time searching for alternate employment during the six-month notice period. If Employee does leave to start other full-time employment, he will forfeit additional payments that would have been due during the remainder of the six-month notice period. Employee will resign as a member of the Board of Directors of the Company at the request of the Board at any time during the six-month notice period. If not requested by the Board, Employee’s membership on the Board of Directors will terminate at the conclusion of the six-month notice period.

b.            During the six-month notice period commencing as of December 1, 2017, the Company will pay Employee base salary at the rate of TWENTY THOUSAND DOLLARS ($20,000.00) per month, less normal withholdings. Employee will continue to be reimbursed for all out-of-pocket expenses incurred in the regular discharge of his duties, as specified in the Executive Employment Agreement. Further, during the six-month notice period that Employee continues to be employed by the Company, Employee may continue to participate in the Company’s health insurance plan and accidental death and disability insurance plan for employees on the same terms as offered to other employees of the Company.

c.            On or about April 6, 2017, the Company awarded Employee options to purchase 87,500 shares of the Company’s common stock at a price of $2.50 per share (the “2017 Options”), 45% of which vested upon grant, with the remainder vesting at the rate of options to purchase 1,458 shares per month for the succeeding thirty-three (33) months following the grant. On or about the same date, the Company awarded Employee 87,500 shares of restricted common stock of the Company (the “2017 RSAs”), 40% of which vested upon grant, with the remainder vesting at the rate of 17,500 shares per year for the succeeding three (3) years following the grant. On or about November 28, 2014, the Company awarded Employee options to purchase 4,700 shares of the Company’s common stock at an exercise price of $8 per share (the “2014 Options”), which have vested and continue to vest at the rate of options to purchase 98 shares per month for each successive month following the grant. (The 2017 Options, 2017 RSAs, and 2014 Options are collectively referred to herein as the “Securities Awards”). The vesting of all stock options and restricted stock held by Employee pursuant to the Securities Awards will accelerate and be fully vested on the Effective Date of the Severance and Release Agreement attached hereto as Exhibit 1 (the “Severance Agreement”). Any re-pricing of 2017 Options or 2014 Options that takes effect during the period of Employee’s continued employment with the Company will apply to options held by Employee pursuant to those awards. Further, notwithstanding any provisions to the contrary contained in the relevant stock option grant agreements, (i) any unexercised 2014 Options will remain exercisable through and including November 28, 2020; and (ii) any unexercised 2017 Options will remain exercisable for a period of five (5) years from the date of Employee’s departure from the Company pursuant to this Agreement. Employee shall be solely and exclusively responsible for preparing and filing any and all reports required pursuant to Section 16 of the Securities Exchange Act of 1934 necessitated by any changes in his beneficial ownership of securities arising from the Parties’ entry into this Agreement and/or the Severance Agreement. The provisions of this paragraph are conditioned upon the following: (1) Employee complies with his obligations under this Agreement and the Executive Employment Agreement, (2) Employee complies with Company policies; and (3) Employee signs on his termination date and does not revoke the Severance Agreement.

d.            Upon termination of employment at the end of the notice period or earlier as provided in this Agreement, Company will pay Employee an additional FORTY THOUSAND DOLLARS ($40,000.00), less normal withholdings, on condition that: (1) Employee complies with his obligations under this Agreement and the Executive Employment Agreement, (2) Employee complies with Company policies; and (3) Employee signs on his termination date and does not revoke the Severance Agreement.

e.            The Company makes no representations as to the tax treatment or legal effect of any of the payments or other economic benefits to Employee provided for herein, including the cash payment and vesting of the Securities Awards described above, and Employee is not relying on any statement or representation of the Company in this regard. Employee understands and agrees, that regardless of whether assessed to Employee or against Company, Employee will be solely responsible for the payment of any taxes and penalties assessed on these payments and economic benefits, including any payment or penalty assessed under any legislation and any payment or penalty assessed due to the timing of the payment. Employee will defend, indemnify and hold the Company harmless from and against any claims resulting from any treatment of such payment as non-taxable.

f.            Employee agrees that the money and benefits described in this Agreement are greater than the amount that Employee would have received under the Company’s policies or the Executive Employment Agreement.

g.           The Company does hereby acknowledge full and complete satisfaction of and does hereby release, absolve and discharge the Employee from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, debts, orders and liabilities of whatever kind in nature of law, equity or otherwise, whether known or unknown to the Company which the Company now owns or holds or has at any time owned or held as against the Employee. Additionally, the Company in any future claims may not use against the Employee as evidence in any acts or omissions by or on the part of the Employee committed or omitted on or before the Effective Date hereof, and no such future claims may be based on any such acts or omissions. Also, without limiting the generality of the foregoing, the Company specifically releases the Employee from any claim for attorney’s fees.

h.           The Company agrees and understands as follows: it is the intention of the Company in executing this instrument that it shall be effective as a bar to each and every claim, demand, grievance, and cause of action hereinabove specified. In furtherance of this intention, the Company hereby expressly waives any and all rights and benefits conferred upon the Company by the provisions of Section 1542 of the California Civil Code and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands, and causes of action hereinabove specified. Section 1542 provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Having been so apprised, the Company nevertheless hereby voluntarily elects to and does waive the rights described in Section 1542 of the California Civil Code and elects to assume all risks, for claims that now exist in the Company’s favor, known or unknown, that are released under the Agreement.

6.            Consideration by Employee. In consideration of and in return for the promises and covenants undertaken herein by the Company, and for other good and valuable consideration, receipt of which is hereby acknowledged:

a.            Employee does hereby acknowledge full and complete satisfaction of and does hereby release, absolve and discharge the Company, and each of its parents, subsidiaries, divisions, related companies and business concerns, past and present, as well as each of its partners, trustees, directors, officers, agents, attorneys, servants and employees, past and present, and each of them (hereinafter collectively referred to as “Releasees”) from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, grievances, wages, vacation payments, severance payments, obligations, commissions, overtime payments, debts, profit sharing claims, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown to Employee which Employee now owns or holds or has at any time owned or held as against Releasees, or any of them, including specifically but not exclusively and without limiting the generality of the foregoing, any and all claims, demands, grievances, agreements, obligations and causes of action, known or unknown, suspected or unsuspected by Employee: (1) arising out of or in any way connected with the Disputes; or (2) arising out of Employee’s employment with the Company and/or the Executive Employment Agreement; or (3) arising out of or in any way connected with any claim, loss, damage or injury whatever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of the Releasees, or any of them, committed or omitted on or before the Effective Date hereof. Additionally, Employee in any future claims may not use against Releasees as evidence any acts or omissions by or on the part of the Releasees, or any of them, committed or omitted on or before the Effective Date hereof, and no such future claims may be based on any such acts or omissions. Also without limiting the generality of the foregoing, Employee specifically releases the Releasees from any claim for attorneys’ fees. EMPLOYEE ALSO SPECIFICALLY AGREES AND ACKNOWLEDGES EMPLOYEE IS WAIVING ANY RIGHT TO RECOVERY BASED ON STATE OR FEDERAL AGE, SEX, PREGNANCY, RACE, COLOR, NATIONAL ORIGIN, MARITAL STATUS, RELIGION, VETERAN STATUS, DISABILITY, SEXUAL ORIENTATION, MEDICAL CONDITION OR OTHER ANTI-DISCRIMINATION LAWS, INCLUDING, WITHOUT LIMITATION, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE EQUAL PAY ACT, THE AMERICANS WITH DISABILITIES ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, THE CALIFORNIA FAMILY RIGHTS ACT, CALIFORNIA LABOR CODE SECTION 970, THE FAMILY AND MEDICAL LEAVE ACT, THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, THE WORKER ADJUSTMENT AND RETRAINING ACT, THE FAIR LABOR STANDARDS ACT, AND ANY OTHER SECTION OF THE CALIFORNIA LABOR OR GOVERNMENT CODE, ALL AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY EMPLOYEE OR BY A GOVERNMENTAL AGENCY. This release does not release claims that cannot be released as a matter of law.

b.           Employee agrees to sign the Severance Agreement in return for the terms of this Agreement, the additional payment and other terms stated in the Severance Agreement.

7.             General Release of All Claims. Employee agrees and understands as follows: It is the intention of Employee in executing this instrument that it shall be effective as a bar to each and every claim, demand, grievance and cause of action hereinabove specified. In furtherance of this intention, Employee hereby expressly waives any and all rights and benefits conferred upon Employee by the provisions of Section 1542 of the California Civil Code and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. Section 1542 provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Having been so apprised, Employee nevertheless hereby voluntarily elects to and does waive the rights described in Civil Code section 1542 and elects to assume all risks for claims that now exist in Employee’s favor, known or unknown, that are released under this Agreement.

8.            No Previous Claims. Employee represents and agrees that he has not previously filed any claims against the Company.

9.            Confidentiality. Neither Employee nor the Company shall disclose, publicize or allow or cause to be publicized or disclosed any of the terms and conditions of this Agreement, or the existence of this Agreement itself, unless and to the extent required, compelled, or authorized by law to be disclosed to governmental authorities or others, including pursuant to applicable whistleblowing statutes. This provision does not prevent Employee from disclosing the amount of the settlement payment in this Agreement to Employee’s spouse, attorneys, accountants, and/or the government for tax purposes. Should Employee disclose any information concerning this Agreement to those non-governmental authorities listed above, Employee must advise those to whom the information is disclosed that they will also be under an obligation to keep the terms, conditions and existence of this Agreement confidential. The Parties agree that section 9 of this Agreement is a material term of the Agreement, and the Company would not have entered into this Agreement absent this section.

10.         Post-Employment Obligations. Employee understands and agrees that, upon termination of his employment, he remains obligated to comply with the post-employment obligations undertaken by Employee in the Executive Employment Agreement dated April 25, 2013.

11.          Non-Disparagement. Employee agrees that he will forever refrain from disparaging the personal/professional reputation of the Company and any of the Company’s Directors, Officers, Agents, Employees, Representatives, Attorneys, Affiliates, and Subsidiaries. Employee understands and agrees that this covenant not to disparage applies to both written and oral statements or comments, as well as any statement posted on any social media or other Internet site. The Company makes the same agreement that the members of its Board of Directors, as constituted as of the Effective Date of this Agreement, will forever refrain from disparaging Employee. If contacted for a reference concerning Employee, the Company agrees to provide no information regarding Employee aside from his dates of employment with the Company and positions held.

12.          Communications Regarding the Separation. The Company will issue a communication in the form of Exhibit 2 to this Agreement and the Parties will limit their communications concerning the separation to the contents of that communication.

13.          Arbitration. The Parties agree that the Arbitration Agreement set forth in paragraph 16 of the Executive Employment Agreement applies fully to any dispute arising under or related to this Agreement.

14.          No Prior Assignments. Employee hereby represents and warrants that Employee is the sole and exclusive owner of the rights, claims, and causes of action herein released, and is free of any pledges, charges, equities, claims, covenants, liens or encumbrances in favor of any other person, firm or institution and Employee has not heretofore assigned or transferred, or purported to assign or transfer, to any other third person or entity any claim, right, liability, demand, obligation, expense, action or causes of action being waived or released pursuant to this Agreement.

15.          Severability. If any provision of this Agreement or application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement that can be given effect without the invalid provision or application. To this end, the provisions of this Agreement are severable.

16.          Benefit of Successor. This Agreement and all covenants and releases set forth herein shall be binding upon and shall inure to the benefit of the respective Parties hereto, their legal successors, heirs, assigns, partners, representatives, parent companies, subsidiary companies, agents, attorneys, officers, employees, directors and shareholders.

17.          Entire Agreement. The undersigned each acknowledge and agree that no promise or representation contained in this Agreement has been made to them and acknowledge and represent that this Agreement contains the entire understanding between the parties and contains all terms and conditions pertaining to the compromise and settlement of the subjects referenced herein. Specifically, to the extent there is any conflict between the terms of this Agreement and the terms of the Executive Employment Agreement, the terms of this Agreement will prevail.

18.          Enforceability. This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed by Employee and the Chair of the Board. The failure of any Party to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

19.          Not Construed Against Drafting Party. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any party hereto because that party drafted or caused that party’s legal representative to draft any of its provisions.

20.          Attorney’s Fees. In the event of litigation arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs.

21.          Different or Additional Facts. Employee acknowledges Employee may hereafter discover facts different from, or in addition to, those Employee now knows or believes to be true with respect to the claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, wages, obligations, debts, expenses, damages, judgments, orders and liabilities herein released, and agrees the release herein shall be and remain in effect in all respects as a complete and general release as to all matters released herein, notwithstanding any such different or additional facts.

22.          Consultation With Attorney. The Company hereby advises Employee in writing to discuss this Agreement with an attorney before executing it. Employee acknowledges that the Company has provided Employee at least 45 days within which to review and consider this Agreement before signing it. Should Employee decide not to use the full 45 days, then Employee knowingly and voluntarily waives the claims that Employee was not in fact given that entire period of time of 45 days to consult an attorney and/or consider this Agreement. Company agrees to reimburse Employee the reasonable attorneys’ fees incurred in connection with any such consultation, in an amount not to exceed $5,000.

23.          Revocation. Employee shall deliver the executed original of the Agreement to Michael Hammons, the Company’s Chair of the Board, at the Company’s Irvine address, immediately upon execution. However, the Parties acknowledge and agree that Employee may revoke this agreement for up to seven (7) calendar days following Employee’s execution of this Agreement. The Parties further acknowledge and agree that such revocation must be in writing addressed to Michael Hammons at the above location and received by him not later than midnight on the seventh day following execution of this Agreement by Employee. If Employee revokes this Agreement under this paragraph, the entire Agreement shall be null, void, unenforceable and ineffective, and Employee will not be entitled to the monies and benefits described above, including those described in paragraph 5 above.

24.          Effective Date. If Employee does not revoke this Agreement in the timeframe specified in the preceding paragraph, the Agreement shall become effective at 12:00:01 a.m. on the eighth day after it is signed by Employee (the “Effective Date”).

25.          Governing Law and Forum. This Agreement shall be construed in accordance with, and be deemed governed by, the laws of the State of California. The venue for any lawsuit or action arising out of or relating to this Agreement or Employee’s employment shall be the County of Orange, California.

26.          Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original and such counterparts shall together constitute one and the same Agreement. The undersigned hereby warrant that they have full corporate authority to execute this Agreement on behalf of their principals and that such corporate principals have properly ratified the terms of this Agreement.

27.          Execution on Behalf of Releasees. The Company executes this Agreement for itself and on behalf of all other respective Releasees.

I have read the foregoing Separation Agreement and General Release of All Claims and I accept and agree to the provisions contained therein and hereby execute it voluntarily and with full understanding of its consequences.

PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Dated: Dec. 17, 2017	/s/ Alain J. Castro
Alain J. Castro

Ener-Core, Inc.

Dated: 12-17-2017	By:	/s/ Michael Hammons
Michael Hammons

	Its:	Chair of the Board

EXHIBIT 1

SEVERANCE AGREEMENT
AND GENERAL RELEASE OF ALL CLAIMS

This Severance Agreement and General Release of all Claims (“Agreement”) is made by and between Alain J. Castro (“Employee”) on the one hand, and Ener-Core, Inc., a Delaware Corporation (“the Company”), on the other. Collectively, Employee and the Company shall be referred to as “the Parties.”

1.           Termination of Employment. The Parties entered into a Separation Agreement and General Release of All Claims effective December ___, 2017 (the “Separation Agreement”). That Agreement provided that Employee’s employment with the Company would terminate no later than May 31, 2018, and that, in consideration of the Company’s commitments in the Separation Agreement and the further consideration provided herein, Employee would sign this Severance Agreement and General Release of All Claims. The Parties reaffirm their agreement that the Employment is terminated effective _________________.

2.            Issues. The purpose of this Separation Agreement is to resolve any and all disputes relating to Employee’s employment with the Company, the Separation Agreement, and the termination of Employee’s employment (the “Disputes”). The Parties desire to resolve the above-referenced Disputes and all issues raised by the Disputes without further expenditure of time or the expense of contested litigation. Additionally, the parties desire to resolve any known and unknown claims as fully set forth below. For these reasons, the Parties have entered into this Severance Agreement.

3.            No Admission of Liability. The Company and Employee expressly deny any violation of any federal, state or local statute, ordinance, rule, regulation, policy, order or other law. The Company and Employee also expressly deny any liability to each other. This Agreement is the compromise of disputed claims and nothing contained herein is to be construed as an admission of liability on the part of either of the Parties hereby released, by whom liability is expressly denied. Accordingly, while this Agreement resolves all issues referenced herein, it does not constitute an adjudication or finding on the merits of the allegations in the Disputes and it is not, and shall not be construed as, an admission by either of the Parties of any violation of federal, state or local statute, ordinance, rule, regulation, policy, order or other law, or of any liability alleged in the Disputes.

4.            Notice of Termination. The Parties agree that performance of this Severance Agreement and the Separation Agreement fully satisfies any and all previous notice of termination requirements and the Parties separately agree herein that Employee’s employment is effectively terminated.

5.           Consideration By The Company. In consideration of and in return for the promises and covenants undertaken by the Company and Employee herein, and the release given by Employee herein:

a.           The Company will pay Employee the sum of FORTY THOUSAND DOLLARS ($40,000.00), less normal payroll deductions.

b.           The Company and Employee acknowledge that the money described in paragraph 5 is not required by the Company’s policies or any contract.

c.           The Company makes no representations as to the tax treatment or legal effect of the payment called for in paragraph 5, and Employee is not relying on any statement or representation of the Company in this regard. Employee understands and agrees, that regardless of whether assessed to Employee or against Company, Employee will be solely responsible for the payment of any taxes and penalties assessed on the sum, including any payment or penalty assessed under any legislation and any payment or penalty assessed due to the timing of the payment. Employee will defend, indemnify and hold the Company harmless from and against any claims resulting from any treatment of such payment as non-taxable.

d.           Employee agrees that the money and benefits described in this Agreement are greater than the amount that Employee would have received under the Company’s policies or the Executive Employment Agreement.

e.            The Company does hereby acknowledge full and complete satisfaction of and does hereby release, absolve and discharge the Employee from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, debts, orders and liabilities of whatever kind in nature of law, equity or otherwise, whether known or unknown to the Company which the Company now owns or holds or has at any time owned or held as against the Employee. Additionally, the Company in any future claims may not use against the Employee as evidence in any acts or omissions by or on the part of the Employee committed or omitted on or before the Effective Date hereof, and no such future claims may be based on any such acts or omissions. Also, without limiting the generality of the foregoing, the Company specifically releases the Employee from any claim for attorney’s fees.

f.            The Company agrees and understands as follows: it is the intention of the Company in executing this instrument that it shall be effective as a bar to each and every claim, demand, grievance, and cause of action hereinabove specified. In furtherance of this intention, the Company hereby expressly waives any and all rights and benefits conferred upon the Company by the provisions of Section 1542 of the California Civil Code and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands, and causes of action hereinabove specified. Section 1542 provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Having been so apprised, the Company nevertheless hereby voluntarily elects to and does waive the rights described in Section 1542 of the California Civil Code and elects to assume all risks, for claims that now exist in the Company’s favor, known or unknown, that are released under the Agreement.

6.           Consideration by Employee. In consideration of and in return for the promises and covenants undertaken in the Separation Agreement and herein by the Company, and for other good and valuable consideration, receipt of which is hereby acknowledged, Employee does hereby acknowledge full and complete satisfaction of and does hereby release, absolve and discharge the Company, and each of its parents, subsidiaries, divisions, related companies and business concerns, past and present, as well as each of its partners, trustees, directors, officers, agents, attorneys, servants and employees, past and present, and each of them (hereinafter collectively referred to as “Releasees”) from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, grievances, wages, vacation payments, severance payments, obligations, commissions, overtime payments, debts, profit sharing claims, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown to Employee which Employee now owns or holds or has at any time owned or held as against Releasees, or any of them, including specifically but not exclusively and without limiting the generality of the foregoing, any and all claims, demands, grievances, agreements, obligations and causes of action, known or unknown, suspected or unsuspected by Employee: (1) arising out of or in any way connected with the Disputes; or (2) arising out of Employee’s employment with the Company and/or the Employment Agreement; or (3) arising out of or in any way connected with any claim, loss, damage or injury whatever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of the Releasees, or any of them, committed or omitted on or before the Effective Date hereof. Additionally, Employee in any future claims may not use against Releasees as evidence any acts or omissions by or on the part of the Releasees, or any of them, committed or omitted on or before the Effective Date hereof, and no such future claims may be based on any such acts or omissions. Also without limiting the generality of the foregoing, Employee specifically releases the Releasees from any claim for attorneys’ fees. EMPLOYEE ALSO SPECIFICALLY AGREES AND ACKNOWLEDGES EMPLOYEE IS WAIVING ANY RIGHT TO RECOVERY BASED ON STATE OR FEDERAL AGE, SEX, PREGNANCY, RACE, COLOR, NATIONAL ORIGIN, MARITAL STATUS, RELIGION, VETERAN STATUS, DISABILITY, SEXUAL ORIENTATION, MEDICAL CONDITION OR OTHER ANTI-DISCRIMINATION LAWS, INCLUDING, WITHOUT LIMITATION, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE EQUAL PAY ACT, THE AMERICANS WITH DISABILITIES ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, THE CALIFORNIA FAMILY RIGHTS ACT, CALIFORNIA LABOR CODE SECTION 970, THE FAMILY AND MEDICAL LEAVE ACT, THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, THE WORKER ADJUSTMENT AND RETRAINING ACT, THE FAIR LABOR STANDARDS ACT, AND ANY OTHER SECTION OF THE CALIFORNIA LABOR OR GOVERNMENT CODE, ALL AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY EMPLOYEE OR BY A GOVERNMENTAL AGENCY. This release does not release claims that cannot be released as a matter of law.

7.            General Release of All Claims. Employee agrees and understands as follows: It is the intention of Employee in executing this instrument that it shall be effective as a bar to each and every claim, demand, grievance and cause of action hereinabove specified. In furtherance of this intention, Employee hereby expressly waives any and all rights and benefits conferred upon Employee by the provisions of Section 1542 of the California Civil Code and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. Section 1542 provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Having been so apprised, Employee nevertheless hereby voluntarily elects to and does waive the rights described in Civil Code section 1542 and elects to assume all risks for claims that now exist in Employee’s favor, known or unknown, that are released under this Agreement.

8.            No Previous Claims. Employee represents and agrees that he has not previously filed any claims against the Company.

9.            Confidentiality. Neither Employee nor the Company shall disclose, publicize or allow or cause to be publicized or disclosed any of the terms and conditions of this Agreement, or the existence of this Agreement itself, unless and to the extent required, compelled, or authorized by law to be disclosed to governmental authorities or others, including pursuant to applicable whistleblowing statutes. This provision does not prevent Employee from disclosing the amount of the settlement payment in this Agreement to Employee’s spouse, attorneys, accountants, and/or the government for tax purposes. Should Employee disclose any information concerning this Agreement to those non-governmental authorities listed above, Employee must advise those to whom the information is disclosed that they will also be under an obligation to keep the terms, conditions and existence of this Agreement confidential. The Parties agree that section 9 of this Agreement is a material term of the Agreement, and the Company would not have entered into this Agreement absent this section.

10.          Post-Employment Obligations. Employee understands and agrees that, upon termination of his employment, he remains obligated to comply with all post-employment obligations undertaken by Employee in the Executive Employment Agreement dated April 25, 2013, including but not limited to those obligations set forth in paragraphs 9, 10, and 11 of that Agreement.

11.          Non-Disparagement. Employee agrees that he will forever refrain from disparaging the personal/professional reputation of the Company and any of the Company’s Directors, Officers, Agents, Employees, Representatives, Attorneys, Affiliates, and Subsidiaries. Employee understands and agrees that this covenant not to disparage applies to both written and oral statements or comments, as well as any statement posted on any social media or other Internet site.

12.          No Prior Assignments. Employee hereby represents and warrants that Employee is the sole and exclusive owner of the rights, claims, and causes of action herein released, and is free of any pledges, charges, equities, claims, covenants, liens or encumbrances in favor of any other person, firm or institution and Employee has not heretofore assigned or transferred, or purported to assign or transfer, to any other third person or entity any claim, right, liability, demand, obligation, expense, action or causes of action being waived or released pursuant to this Agreement.

13.          Severability. If any provision of this Agreement or application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement that can be given effect without the invalid provision or application. To this end, the provisions of this Agreement are severable.

14.          Benefit of Successor. This Agreement and all covenants and releases set forth herein shall be binding upon and shall inure to the benefit of the respective Parties hereto, their legal successors, heirs, assigns, partners, representatives, parent companies, subsidiary companies, agents, attorneys, officers, employees, directors and shareholders.

15.         Entire Agreement. The undersigned each acknowledge and agree that no promise or representation contained in this Agreement has been made to them and acknowledge and represent that this Agreement contains the entire understanding between the parties and contains all terms and conditions pertaining to the compromise and settlement of the subjects referenced herein. Specifically, to the extent there is any conflict between the terms of this Agreement and the terms of the Employment Agreement, the terms of this Agreement will prevail.

16.          Enforceability. This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed by Employee and an officer of the Company. The failure of any Party to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.          Not Construed Against Drafting Party. This Agreement and the provisions contained herein shall not be construed or interpreted for or against any party hereto because that party drafted or caused that party’s legal representative to draft any of its provisions.

18.          Attorney’s Fees. In the event of litigation arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs.

19.          Arbitration. The Parties agree that the Arbitration Agreement set forth in paragraph 16 of the Executive Employment Agreement applies fully to any dispute arising under or related to this Agreement.

20.           Different or Additional Facts. Employee acknowledges Employee may hereafter discover facts different from, or in addition to, those Employee now knows or believes to be true with respect to the claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, wages, obligations, debts, expenses, damages, judgments, orders and liabilities herein released, and agrees the release herein shall be and remain in effect in all respects as a complete and general release as to all matters released herein, notwithstanding any such different or additional facts.

21.          Consultation With Attorney. The Company hereby advises Employee in writing to discuss this Agreement with an attorney before executing it. Employee acknowledges that the Company has provided Employee at least 45 days within which to review and consider this Agreement before signing it. Should Employee decide not to use the full 45 days, then Employee knowingly and voluntarily waives the claims that Employee was not in fact given that entire period of time of 45 days to consult an attorney and/or consider this Agreement.

22.          Revocation. Employee shall deliver the executed original of the Agreement to Michael Hammons, the Company’s Chair of the Board, at the Company’s Irvine address, immediately upon execution. However, the Parties acknowledge and agree that Employee may revoke this agreement for up to seven (7) calendar days following Employee’s execution of this Agreement. The Parties further acknowledge and agree that such revocation must be in writing addressed to Michael Hammons at the above location and received by him not later than midnight on the seventh day following execution of this Agreement by Employee. If Employee revokes this Agreement under this paragraph, the entire Agreement shall be null, void, unenforceable and ineffective, and Employee will not be entitled to the monies and benefits described above, including those described in paragraph 4 above.

23.          Effective Date. If Employee does not revoke this Agreement in the timeframe specified in the preceding paragraph, the Agreement shall become effective at 12 o’clock and one second a.m. on the eighth day after it is signed by Employee (the “Effective Date”).

24.          Governing Law and Forum. This Agreement shall be construed in accordance with, and be deemed governed by, the laws of the State of California. The venue for any lawsuit or action arising out of or relating to this Agreement or Employee’s employment shall be the County of Orange, California.

25.          Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original and such counterparts shall together constitute one and the same Agreement. The undersigned hereby warrant that they have full corporate authority to execute this Agreement on behalf of their principals and that such corporate principals have properly ratified the terms of this Agreement.

26.          Execution on Behalf of Releasees. The Company executes this Agreement for itself and on behalf of all other respective Releasees.

I have read the foregoing Severance Agreement and General Release of All Claims and I accept and agree to the provisions contained therein and hereby execute it voluntarily and with full understanding of its consequences.

PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Dated:
Alain J. Castro

Ener-Core, Inc.

Dated:	By:
Michael Hammons

	Its:	Chair of the Board

EXHIBIT 2

Ener-Core Announces Strategic Progress and Transition of Executive Leadership

IRVINE, CA -- (Marketwire) -- 12/__/17 -- Ener-Core, Inc. (OTCQB: ENCR), a developer and licensor of innovative gas conversion technologies for global commercial and industrial facilities, announces that the Company’s Board of Directors has approved the next phase of its strategic revenue plan: the expansion of license agreements for Ener-Core’s technologies and an increased emphasis on project development and management.

Michael Hammons, Chairman of the Board, commented: “All companies bringing new technologies to market go through an evolution process comprised of a series of stages including core technology development, proof of concept, product validation, and finally product sales and market expansion. The Board believes that Ener-Core is on the cusp of transitioning from the product validation phase to that of sales and market expansion.”

“With the entry into a global license agreement with one of the world’s largest engineering and technology companies, and the joint team synergies seen with the Pacific Ethanol project, the Board has approved expanding and deepening our existing sales relationships and investigating new license agreements. In addition, with the economic potential seen with the Toyon Canyon landfill project, the Board has further approved the Company’s development of the next stage of its strategic plan: the implementation of a project development and management business focus, including a build/own/operate model that will permit the Company to take advantage of favorable off-take agreements.”

Consistent with Ener-Core’s strategic plan, the Board and the Company’s CEO, Alain Castro, have jointly agreed that the Company should timely seek new leadership and install a new chief executive officer. As a result, pursuant to a negotiated separation agreement, Mr. Castro will be leaving his positions as Director and Chief Executive Officer during the next six months. He has served as the Company’s CEO and a Director since joining the company in 2013.

During Mr. Castro’s tenure as CEO, Ener-Core scaled the power capacity of its core Power Oxidizer product by 700%, allowing for a broader product offering (from 250Kw up to 2.0 Mw) while also increasing the Company’s patent portfolio from 6 to 45 patents. In addition, the Company’s conversion from a manufacturing-based company to a licensing business occurred under Mr. Castro’s leadership.

Mr. Hammons further commented: “Alain was recruited to be the CEO of Ener-Core when the underlying technology was completing its proof-of-concept phase and was still in its infancy. Under his leadership, the Company has enjoyed numerous achievements toward the building of value for our stockholders. Our entire Board is unanimous in expressing its gratitude to Alain for his vision and dedication, which we believe has placed the Company in a strong position to succeed in the future.”

“We already have commenced our search for a new CEO. We are grateful that Alain has agreed to remain as the leader of Ener-Core while we conduct our search to ensure a smooth transition, and that he intends to remain involved with the Company in an advisory capacity once our new CEO is installed.”

Mr. Castro commented: “For the last 15 years, I’ve passionately and purposefully sought out projects and opportunities that could one day contribute to addressing global environmental issues in a financially viable manner. During all these years, I haven’t come across any other innovation that, in my opinion, is more exciting and worthwhile than Ener-Core’s ability to profitably convert some of the industrialized world’s harmful air polluting emissions directly into useful clean energy. I am honored to have worked on this worthwhile business and cause, alongside a team of such brilliant and dedicated engineers, managers and directors at Ener-Core. Over these next few months, I will continue working with our team and supporting the Company as it launches this exciting next phase of its evolution. Although I’ve elected to pursue other opportunities at this juncture, I will continue to be a proud and enthusiastic shareholder of Ener-Core.”

About Ener-Core

Irvine, California-based Ener-Core, Inc. (OTCQB: ENCR) designs, licenses and has commercially deployed unique systems that generate base load, clean power from polluting waste gases including methane. Ener-Core’s patented Power Oxidizer turns one of the most potent pollution sources into a profitable, “always on” source of clean energy. Ener-Core’s technology offers an alternative to the flaring (burning) of gaseous pollution while generating operating efficiencies and reducing the costs of compliance with environmental regulations. Ener-Core offers the 250kW Ener-Core EC250 and the larger, 2 MW Ener-Core Powerstation KG2-3GEF/PO. For more information, please visit www.ener-core.com.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements contained in this press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Information provided by Ener-Core, Inc., such as online or printed documents, publications or information available via its website may contain forward-looking statements that involve risks, uncertainties, assumptions, and other factors, which, if they do not materialize or prove correct, could cause its results to differ materially from historical results, or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “planned,” “expects,” “believes,” “strategy,” “opportunity,” “anticipates,” and similar words. These statements may include, among others, plans, strategies, and objectives of management for future operations; any statements regarding proposed new products, services, or developments; any statements regarding future economic conditions or performance; statements of belief; and any statements of assumptions underlying any of the foregoing. The information contained in this release is as of the date of this press release. Except as otherwise expressly referenced herein or required by law, Ener-Core assumes no obligation to update forward-looking statements.